Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        In connection with this Report of Champps Entertainment, Inc. (the Company”) on Form 10-Q/A for the period ended October 3, 2004 as filed with the Securities and Exchange Commission on May 5, 2005 (the “Report”), I, Frederick J. Dreibholz, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge on the date hereof:

    1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2005	By: /s/ Frederick J. Dreibholz Frederick J. Dreibholz Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)